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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 1998

                                 ULTRAFEM, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-27576                 33-0435037
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


      130 West 42nd Street, Suite 1103, New York, New York      10036
      -----------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (212) 921-2070


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On May 15, 1998, Ultrafem, Inc. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.4     Press Release of Ultrafem, Inc. dated May 15, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ULTRAFEM, INC.
                                      (Registrant)


Dated:   May 18, 1998                 By: /s/ Dori M. Reap
                                         --------------------------------------
                                          Dori M. Reap
                                          Office of the Chief Executive,
                                          Senior Vice President, Finance and
                                          Administration, Secretary and Chief
                                          Financial Officer



                                      By: /s/ Tonya G. Hinch
                                         --------------------------------------
                                          Tonya G. Hinch
                                          Office of the Chief Executive,
                                          Senior Vice President, Marketing
                                          and Sales




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                               INDEX TO EXHIBITS

Exhibit No.                                                  Page No.
-----------                                                  --------
99.4     Press Release of Ultrafem, Inc.                        5
         dated May 15, 1998





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